UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2025
Date of Report (Date of earliest event reported)

Sempra
(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California 92101	(619) 696-2000
(Address of principal executive offices) (Zip Code)	(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Common Stock, without par value	SRE	New York Stock Exchange

Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2025 Annual Shareholders Meeting (the “Annual Meeting”) of Sempra (the “Company”) was held on May 13, 2025. At the Annual Meeting, the Company’s shareholders:

(1)	elected for the ensuing year all eleven of the director nominees up for election and listed below;
(2)	ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025; and
(3)	approved, on an advisory basis, the Company’s executive compensation as reported in the Company’s proxy statement for the Annual Meeting.

Below are the final voting results for each matter voted on at the Annual Meeting, as certified by the Company’s inspector of election at such meeting.

Proposal 1: Election of Directors

Nominees	Votes For	% of Votes Cast	Votes Against	% of Votes Cast	Abstentions	Broker Non-Votes
Andrés Conesa	527,610,777	97.36	14,285,681	2.64	404,055	39,972,272
Pablo A. Ferrero	527,721,317	97.43	13,915,159	2.57	664,037	39,972,272
Jennifer M. Kirk	535,588,090	98.84	6,273,017	1.16	439,406	39,972,272
Richard J. Mark	536,157,921	98.95	5,670,575	1.05	472,017	39,972,272
Jeffrey W. Martin	506,925,159	93.79	33,543,088	6.21	1,832,266	39,972,272
Michael N. Mears	508,317,289	93.88	33,125,863	6.12	857,361	39,972,272
Kevin C. Sagara	537,204,453	99.15	4,600,117	0.85	495,943	39,972,272
Jack T. Taylor	523,142,651	96.54	18,751,274	3.46	406,588	39,972,272
Cynthia J. Warner	530,620,004	97.96	11,036,023	2.04	644,486	39,972,272
Anya Weaving	539,475,992	99.56	2,366,110	0.44	458,411	39,972,272
James C. Yardley	527,553,392	97.44	13,834,354	2.56	912,767	39,972,272

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

	Votes	% of Votes Cast
Votes For	549,853,038	94.51
Votes Against	31,930,028	5.49
Abstentions	489,719	–
Broker Non-Votes	–	–

Proposal 3: Advisory Approval of the Company’s Executive Compensation

	Votes	% of Votes Cast
Votes For	511,819,261	94.65
Votes Against	28,909,895	5.35
Abstentions	1,571,357	–
Broker Non-Votes	39,972,272	–

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA,
(Registrant)

Date: May 15, 2025	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer